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                                                                  EXHIBIT 10.58





                          SHAREHOLDER VOTING AGREEMENT

                 THIS SHAREHOLDER AGREEMENT, is made and entered into as of this 7th day of June, 1996, by and among the undersigned shareholders (the "Shareholders") of PHARMACEUTICAL PRODUCT DEVELOPMENT, INC., a North Carolina corporation (the "Corporation"), and APPLIED BIOSCIENCE INTERNATIONAL INC., a Delaware corporation ("APBI").

                              BACKGROUND STATEMENT

                 The Corporation is contemplating entering into a certain Agreement and Plan of Reorganization (the "Merger Agreement") with Wilmington Merger Corp., a North Carolina corporation and wholly-owned subsidiary of the Corporation ("Merger Sub"), and APBI in which Merger Sub will merge with and into APBI pursuant to a tax-free reorganization and as a result APBI will become a wholly-owned subsidiary of the Corporation (the "Merger Transaction").

                 Shareholders are the owners and holders of the number of shares of common stock of the Corporation (the "Shares") set forth opposite their names and signatures below, have authority to enter into this Agreement and have entered into this Shareholder Voting Agreement in favor of APBI to agree to vote their respective Shares in favor of the approval and adoption of the proposed Merger Agreement, subject to satisfaction of the terms and conditions set forth hereinafter.

                 1. Voting Agreement. Subject to the approval of the Merger Agreement by the Board of Directors of the Corporation and to the right of the Corporation to terminate the Merger Agreement pursuant to its terms, the Shareholders agree to vote all of their respective Shares in favor of the approval and adoption of the Merger Agreement and the Merger Transaction.

                 2. Restrictions on Transferability. The Shareholders agree that they will not dispose of or in any way encumber the Shares prior to the consummation of the transactions contemplated herein and in the proposed Merger Agreement, including the Merger Transaction, and will not take any action inconsistent with the approval and consummation of such transaction.

                 3. Authority. Each of the Shareholders represents and warrants to APBI that (i) he is the sole and exclusive record and beneficial owner of the Shares set forth below opposite his name, free and clear of any liens, pledges, options, rights of first refusal or other encumbrances or claims of any nature whatsoever, except for those existing as of the date hereof (ii) that he has all necessary right, power and capacity to execute and deliver this Agreement and to





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consummate the transactions contemplated herein, and (iii) that this Agreement constitutes the valid and binding agreement of the Shareholder enforceable in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                 4. Term. The term of this Agreement will commence effective upon the approval of the Merger Agreement by the Board of Directors and shall terminate upon the sooner of the Effective Time (as defined in the Merger Agreement) of the Merger Transaction or the termination of the Merger Agreement as provided therein.

                 IN WITNESS WHEREOF, the parties have signed and sealed this Agreement this 7th day of June, 1996.



- ------------------------------             -----------------
Fred N. Eshelman                           No. of Shares


- ------------------------------             -----------------
John A. McNeill, Jr.                       No. of Shares


- ------------------------------             -----------------
Ronald B. McNeill                          No. of Shares


- ------------------------------             -----------------
Ernest Mario                               No. of Shares



                                          APPLIED BIOSCIENCE INTERNATIONAL INC.


                                             By:
                                                -------------------------------
                                                   Name:
                                                        -----------------------
                                                   Title:
                                                         ----------------------